Fees Summary	Mar. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 948,481,260.95
Previously Paid Amount	0
Total Fee Amount	145,212.49
Total Offset Amount	0
Net Fee	$ 145,212.49